EXECUTION COPY

AMENDMENT NO. 6

Dated as of June 8, 2009

to

CREDIT AGREEMENT

Dated as of June 6, 2007

     THIS AMENDMENT NO. 6 (“Amendment”) is made as of June 8, 2009 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 6, 2007 by and among the Company, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008, that certain Amendment No. 4 thereto, dated as of December 12, 2008, and that certain Amendment No. 5 thereto, dated as of May 15, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

     WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

     1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) The definition of “Chinese Facility Sale” appearing in Section 1.01 of the Credit Agreement is amended to add the parenthetical “(excluding equipment returned by Photronics China to the Company or any Subsidiary)” to the end thereof.

     (b) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto and, where applicable, to replace the corresponding previously existing definitions:

     “Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement substantially in the form of Exhibit I and entered into by the Administrative Agent, the Collateral Agent and JPMorgan Chase Bank, National Association, as administrative agent under the Mirror Facility in connection with this Agreement and the Mirror Facility Documents, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     “Mirror Facility” means the $27,204,119 term loan facility evidenced by the Mirror Facility Agreement.

     “Mirror Facility Agreement” means that certain Loan Agreement by and among the Company as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, National Association as administrative agent and collateral agent.

     “Mirror Facility Documents” means the Mirror Facility Agreement and the other instruments and documents related thereto.

     “Mirror Facility Obligations” means the Indebtedness and other obligations of the Company and its applicable Subsidiaries under the Mirror Facility Documents, and includes without limitation the “Obligations” as defined in the Mirror Facility Agreement.

     “Mirror Facility Paydown” means any prepayment, or payment upon maturity, of the principal amount of loans outstanding under the Mirror Facility prior to the Maturity Date but excluding (i) the prepayment of loans outstanding under the Chinese Credit Facility as a result of replacing the Chinese Credit Facility with the Mirror Facility, (ii) prepayments or payments arising from the Chinese Facility Sale or from a casualty, condemnation or similar event in respect of the assets of Photronics China and (iii) a prepayment, to occur on or about January 31, 2010, of one-third (approximately $9,100,000 but subject to currency fluctuations) of the outstanding principal amount of the Mirror Facility.

     “Mirror Facility Secured Parties” means the holders of the Mirror Facility Obligations from time to time and shall include their respective successors, transferees and assigns.

     “Specified Chinese Assets” means the site or any buildings located at No. 158, Jin Qiu Road, Shanghai (including, for the avoidance of doubt, both allocated land and granted land) and any other property (whether real, personal, tangible, intangible, or mixed) of Photronics China reasonably requested by the Collateral Agent.

     “Specified Intercompany Note” means the intercompany note payable by Photronics China to the Company and evidencing the intercompany loan from the Company (with the proceeds of the loans made pursuant to the Mirror Facility Agreement) to Photronics China to effect the repayment in full of the Chinese Credit Facility.

     (c) Section 1.01 of the Credit Agreement is amended to delete the definitions of “Chinese Bridge Facility”, “Chinese Credit Facility Documents”, “Chinese Credit Facility Guarantee”, “Chinese Credit Facility Guarantee Obligations”, “Chinese Credit Facility Paydown”, “Chinese Credit Facility Secured Parties”, “PRC Collateral Documents”, “Synthetic Lenders” and “Synthetic Rate” appearing therein.

     (d) The Credit Agreement is amended to (i) delete each reference to “Chinese Credit Facility Documents” appearing therein and to replace each such reference with “Mirror Facility Documents”, (ii) delete each reference to “Chinese Credit Facility Guarantee” appearing therein, (iii) delete each reference to “Chinese Credit Facility Guarantee Obligations” appearing therein and to replace each such reference with “Mirror Facility Obligations”, (v) delete each reference to “Chinese Credit Facility Paydown” appearing therein and to replace each such reference with “Mirror Facility Paydown” and (v) delete each reference to “Chinese Credit Facility Secured Parties” appearing therein and to replace each such reference with “Mirror Facility Secured Parties”.

     (e) Section 2.11(c) of the Credit Agreement is amended to delete the reference to “Chinese Credit Facility” appearing in the first proviso thereto and to replace such reference with “Mirror Facility”.

     (f) Section 2.13(d) of the Credit Agreement is amended and restated in its entirety to read as “[Intentionally Omitted]”.

     (g) Section 6.01(a) of the Credit Agreement is amended to delete the reference to “Chinese Credit Facility” appearing therein and to replace such reference with “Mirror Facility”.

     (h) Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (a) Permitted Encumbrances, Liens created under any Loan Document and Liens on the Specified Chinese Assets securing the Specified Intercompany Note;

     (i) Section 6.04(d)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (i) prepay the obligations under the Chinese Credit Facility on the effective date of, and with the proceeds of the loans under, the Mirror Facility and

     (j) Section 6.06(b)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (iii) payments in respect of the Mirror Facility, and in respect of the Chinese Credit Facility on the effective date of the Mirror Facility;

     (k) Article VII of the Credit Agreement is amended to add the phrase “, subject to the terms of the Intercreditor Agreement,” immediately after the phrase “such funds shall be applied” appearing in the penultimate paragraph thereof.

     (l) Exhibit I to the Credit Agreement is deleted and replaced with Exhibit I attached hereto as Annex A.

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (b) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

     3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

     (c) The Company (and by its execution of the Consent and Reaffirmation attached hereto, each Subsidiary Guarantor) hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Secured Obligations, the Liens securing such Secured Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Secured Obligations, the Liens securing the Secured Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

     4. Reference to and Effect on the Credit Agreement.

     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC., as the Company

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

HSBC BANK USA, NATIONAL ASSOCIATION, individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CITIBANK, N.A., individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 to the Credit Agreement dated as of June 6, 2007 (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008, that certain Amendment No. 4 thereto, dated as of December 12, 2008, and that certain Amendment No. 5 thereto, dated as of May 15, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 6 is dated as of June 8, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: June 8, 2009

[Signature Page Follows]

ALIGN-RITE, INC.	ALIGN-RITE INTERNATIONAL, INC.

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS ARIZONA, INC.	PHOTRONICS CALIFORNIA, INC.

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS TEXAS, INC.	PHOTRONICS TEXAS ALLEN, INC. (formerly
known as Photronics-Toppan Texas, Inc.)

By:
Name:	By:
Title:	Name:
Title:

PHOTRONICS TEXAS I, LLC	PHOTRONICS TEXAS I, LP

By: Photronics Texas, Inc., its Sole Member	By: Photronics Texas, Inc., its General Partner

By:	By:
Name:	Name:
Title:	Title:

PHOTRONICS TEXAS II, LLC	PHOTRONICS TEXAS II, LP

By: Photronics-Toppan Texas, Inc., its Sole	By: Photronics-Toppan Texas, Inc., its General
Member	Partner

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 6
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

ANNEX A

Exhibit I to Credit Agreement

[Attached]